                            SCHEDULE 14A INFORMATION
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                      Exchange Act of 1934 (Amendment No. )

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                             The Vantagepoint Funds
                             ----------------------
                (Name of Registrant as Specified In Its Charter)
                ------------------------------------------------

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
                             THE VANTAGEPOINT FUNDS

                                   GROWTH FUND

                         777 North Capitol Street, N.E.
                                    Suite 600
                             Washington, D.C. 20002

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

            Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Growth Fund (the "Fund") of The Vantagepoint Funds (the "Trust") will be held at the headquarters of the ICMA Retirement Corporation, 777 North Capitol Street, N.E., Suite 600, Washington, D.C. 20002, on Thursday, September 30, 1999, at 9:30 a.m., Eastern Time, for the following purposes:

I. To consider and vote upon a proposal to approve a new subadvisory agreement between the Fund, Vantagepoint Investment Advisers, LLC (the "Investment Adviser") and Tukman Capital Management, Inc.

II. To consider and vote upon a proposal to approve a new subadvisory agreement between the Fund, the Investment Adviser and Brown Capital Management, Inc.

III. To consider and vote upon a proposal to approve a new subadvisory agreement between the Fund, the Investment Adviser and TCW Funds Management, Inc.

IV. To transact such other business as may properly come before the Meeting or any adjournments thereof.

            Shareholders of record on July 31, 1999, are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

            While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by completing and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign and date the enclosed proxy card and return it promptly in the enclosed postage paid envelope.

            The persons named as proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion.

            Your vote is important to us. Thank you for taking the time to consider these important proposals.

August 25, 1999                               By Order of The Board of Directors

                                              Paul F. Gallagher
                                              Secretary

                             THE VANTAGEPOINT FUNDS
                                   GROWTH FUND


                         777 North Capitol Street, N.E.
                                    Suite 600
                             Washington, D.C. 20002


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 30, 1999

            This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Vantagepoint Funds (the "Trust") on behalf of the Growth Fund (the "Fund"), for use at the Special Meeting of Shareholders to be held at 9:30 a.m. on Thursday, September 30, 1999, at the offices of ICMA Retirement Corporation, 777 North Capitol St. N.E., Suite 600, Washington, D.C. 20002, and at any adjourned session thereof (this meeting and any adjournment thereof are herinafter referred to as the "Meeting"). Shareholders of record of the Fund as of the close of business on July 31, 1999, ("Shareholders") are entitled to vote at the meeting.

            As of July 31, 1999 there were 230,323,387 shares of beneficial interest of the Fund issued and outstanding.

            Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on the proposal. In addition to the solicitation of proxies by mail, directors and officers of the Trust and employees of ICMA Retirement Corporation and officers of Vantagepoint Investment Advisers, LLC (the "Investment Adviser"), may solicit proxies in person. The proxy card and this proxy statement are being mailed to shareholders on or about August 30, 1999.

            Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 777 North Capitol St., N.E., Washington, D.C. 20002. Proxies also may be revoked by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

                                  INTRODUCTION

            The Trust is organized as a Delaware business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Fund to vote on the selection of three new subadvisers, and to approve the forms of subadvisory agreement (attached as Exhibit A, B and C to this Proxy Statement) between the Fund, the Investment Adviser and each subadviser (the "Proposed Subadvisory Agreements").

            The Investment Adviser employs a "multi-management" strategy under which it has general oversight responsibility for the investment advisory services provided to the Fund, including formulating investment policies, managing the allocation of the assets of the Fund among multiple subadvisers, and directing and evaluating the investment services provided by the subadvisers, including their adherence to the Fund's investment objectives and policies and the overall investment performance of the Fund. Cadence

Capital Management ("Cadence") and Neuberger & Berman LLC ("N&B") and Fidelity Management Trust Company(1) ("Fidelity") currently serve as subadvisers to the Fund pursuant to subadvisory agreements, each of which is dated March 1, 1999 (the "Current Agreements"). The Current Agreements were approved by the sole shareholder of the Fund on February 2, 1999. The terms of the Current Agreements are substantially similar to the terms of the Proposed Subadvisory Agreements, discussed below, except for the dates of execution and the fee arrangements. According to the terms of the Current Agreements, Cadence, Fidelity and N&B are entitled to subadvisory fees at the annual rates set forth below. Such fees are based on the average daily net assets of that portion of the Fund under management.

     Subadviser                  Assets Managed                      Fee
     ----------                  --------------                      ---

     Cadence                     First $100 million                 0.45%
                                 Next $400 million                  0.20%
                                 Over $500 million                  0.15%

     Fidelity                    First $25 million                  0.80%
                                 Over $25 million                   0.60%

     N&B                         Flat Fee                           0.45%

            The Fund commenced operations on March 1, 1999, and will not have its first fiscal year end until December 31, 1999. However, for the period from March 1, 1999 through June 30, 1999, investment subadvisory fees for Cadence, Fidelity and N&B amounted to approximately $452,421; $364,937 and $155,834 respectively. Prior to that time, Cadence, Fidelity and N&B served as advisers to the Fund's predecessor the Growth Stock Fund of the ICMA Retirement Trust, an unregistered commingled fund which holds and invests the assets of public sector retirement plans. For the 1998 fiscal year, Cadence, Fidelity and N&B received advisory fees of $1,349,790; $1,611,793 and $524,342, respectively, for services provided to the ICMA Retirement Trust.

            On July 29, 1999, the Board of Directors of the Fund, including a majority of the non-interested Directors, voted to terminate the current subadvisory agreements for Cadence, Fidelity and N&B based on the Board's determination that the selection of the subadvisers listed below to provide investment subadvisory services is in the best interests of the Fund.

             While the Fund's current subadvisers have provided sound management, the Board of Directors and the Fund's management believe that the three recommended subadvisers in combination with the Fund's three remaining subadvisers may provide a better opportunity for future returns. In addition, the new managers, in combination with the three remaining subadvisers, are expected to enhance the Fund's ability to reflect its growth objective both in fundamental characteristics and performance.

            Although a single investment manager can produce a desirable long-term performance record, an examination of the short-term typically reveals wide movements relative to other managers or a market index. The reason is that every successful manager has an investing approach (typically called a "style") that swings from being in favor to out of favor in the market. Experienced managers stick to their styles over the years because they know that doing what they do best is the only successful method of investing. But doing so creates in-between performance gyrations.

            Multi-management seeks to reduce short run performance variation by combining different managers practicing dissimilar styles. The goal is to have, in various market environments, at least one style that is in favor to offset one that is temporarily out of favor. Thus, multi-management offers the opportunity to not only capture a successful manager's desirable long-term returns, but also to reduce an individual manager's short-term performance volatility.

            Thus, the Board and management feel that this change will provide the Fund's shareholders with an improved opportunity for sound and consistent investment performance over time.


--------
(1) The agreement relating to the Small Company Account managed by Fidelity will be terminated if these proposals are approved. Fidelity will continue to manage the Aggressive Equity Account as described in the Fund's registration statement.

               PROPOSALS FOR APPROVAL OF SUBADVISERS FOR THE FUND

            At the July 29, 1999 meeting, the Board of Directors approved the replacement of the current subadvisers with Tukman Capital Management, Inc. ("Tukman"), Brown Capital Management, Inc. ("Brown"), and TCW Funds Management, Inc. ("TCW"), effective upon Shareholder approval of the subadvisers and the corresponding subadvisory agreements for each subadviser. Further details about each proposed subadviser and the terms of the Proposed Subadvisory Agreements are set forth below.

            The objective of the Fund is to seek long-term, stable growth of capital by investing primarily in common stocks that are considered to have above average potential for growth. The benchmark against which the performance of the Fund is measured has been changed from the S&P Barra Mid-Cap Growth to the Wilshire 5000 Index, which is a more accurate reflection of the Fund's investment objective and growth funds in general. Although the investment style of each of the proposed subadvisers is different, it is expected that the combination of the styles will result in investment characteristics that will be similar to those of the Wilshire 5000 Index and therefore will be consistent with the Fund's objective.

I.          APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT ADVISER
            AND TUKMAN

            The Board of Directors is recommending that the Shareholders of the Fund approve Tukman as a subadviser for the Fund and approve the new subadvisory agreement between the Fund, the Investment Adviser and Tukman relating to the Fund.

            DESCRIPTION OF TUKMAN. Tukman is a registered investment adviser with its principal place of business at 60 E. Sir Francis Drake Boulevard #204, Larkspur, California 94939. Tukman was founded in 1980 and as of June 30, 1999 it had approximately $8 billion under management. Tukman will employ a CONCENTRATED investment style on behalf of the Fund. This means that Tukman will select a concentrated portfolio of larger companies that Tukman believes exhibit strong fundamentals and catalysts for change, but are currently undervalued relative to their prospects, primarily from investor neglect or anxiety. Tukman provides investment services to investment companies, individuals, pension and profit-sharing plans and other institutional and individual investors.

            Tukman's portion of the Fund's assets will be managed by Melvin T. Tukman and Daniel L. Grossman. Mr. Tukman founded the firm in 1980. He has over 30 years of portfolio management experience. He is a graduate of Hunter College and holds an M.B.A. from Harvard Business School. Mr. Tukman is the President of the firm. Mr. Grossman has over 20 years of investment experience and joined the Firm in 1982. Mr. Grossman has a

B.A. from Yale University and an M.B.A. from Stanford Business School. Mr. Grossman is Vice President of the Firm. The officers of Tukman are listed in Exhibit D.


            COMPENSATION. Under the proposed subadvisory agreement, the Fund will pay Tukman a subadvisory fee at the annual rate 0.50%. This fee will be calculated and paid quarterly based on the average daily market value of that portion of the Fund managed by Tukman. Tukman will manage approximately 10% of the Fund's assets.

            Tukman also serves as investment adviser to Vanguard Windsor II Fund, which has similar investment objectives to the Fund. Tukman's portion of Windsor II is approximately $3.6 billion and Tukman is paid a basic fee based on the following schedule, which is adjusted pursuant to an incentive/penalty fee arrangement based on performance:

--------------------------------------------------------------------------------
ASSETS                                       FEE RATE
--------------------------------------------------------------------------------
First $25 million                            0.400%
--------------------------------------------------------------------------------
Next $125 million                            0.350%
--------------------------------------------------------------------------------
Next $350 million                            0.250%
--------------------------------------------------------------------------------
Next $500 million                            0.200%
--------------------------------------------------------------------------------
Over $ 1 billion                             0.150%
--------------------------------------------------------------------------------


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL I.


II.         APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT ADVISER
            AND TCW.

            The Board of Directors is recommending that the Shareholders of the Fund approve TCW as a subadviser for the Fund and approve the new subadvisory agreement between the Investment Adviser and TCW relating to the Fund.

            DESCRIPTION OF TCW. TCW is a registered investment adviser and a California trust company with its principal place of business at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW is a member of the TCW Group which was founded in 1971, and as of June 30, 1999 the TCW Group had over $54 billion of assets under management. TCW will employ a CONCENTRATED GROWTH investment style on behalf of the Fund. This means that TCW will select stocks of larger companies that TCW believes have superior business models, potential for improvement in profitability, acceleration of earnings growth, and/or broadening industry position that can result in growth superior to that of the market.

            TCW's portion of the Fund's assets will be managed by Glen Bickerstaff, who has over 19 years of experience as a portfolio manager and joined the TCW Group in 1998. Mr. Bickerstaff has a BS degree from the University of Southern California. Prior to joining TCW, Mr. Bickerstaff was a Senior Portfolio Manager of Transamerica Investment Services.

            The officers of TCW are listed in Exhibit E. Marc I. Stern serves as Chairman of TCW and Thomas E. Larkin, Jr., serves as Vice Chairman.

            COMPENSATION. Under the proposed subadvisory agreement, the Fund will pay TCW a subadvisory fee at the annual rate set forth below. This fee will be calculated and paid monthly based on the average daily market value of that portion of the Fund managed by TCW. TCW will manage approximately 25% of the Fund's assets.

------------------------------------------------------------------------
ASSETS                              FEE RATE
------------------------------------------------------------------------
First $25 million                   0.70%
------------------------------------------------------------------------
Next $25 million                    0.50%
------------------------------------------------------------------------
Next $50 million                    0.45%
------------------------------------------------------------------------
Next $400 million                   0.40%
------------------------------------------------------------------------
Over $500 million                   0.35%
------------------------------------------------------------------------

TCW also serves as investment adviser to the SEI Institutional Managed Trust and SEI Institutional Investment Trust, which have similar objectives to the Fund. SEI pays TCW a flat fee of .20% for each Fund. This fee is substantially lower than the fee charged to the Fund, however, the fee was negotiated by Mr. Bickerstaff's prior firm and does not represent TCW's normal fee structure.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL II.


III.        APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT ADVISER
            AND BROWN.

            The Board of Directors is recommending that the Shareholders of the Fund approve Brown as a subadviser for the Fund and approve the new subadvisory agreement between the Investment Adviser and Brown relating to the Fund.

            DESCRIPTION OF BROWN. Brown is a registered investment adviser and a Maryland corporation with its principal offices at 809 Cathedral Street, Baltimore, Maryland 21201.

            Brown was founded in 1983, and as of June 30, 1999 had approximately $4.5 billion under management. Brown's clients include other investment companies, employee benefit plans and other institutional investors. Brown will employ a GROWTH-AT-A-REASONABLE-PRICE investment style on behalf of the Fund. This means that Brown will select stocks of mid- to large- sized companies that Brown believes have the potential for earnings growth and are selling at a price to earnings ratio that is below the expected earnings growth rate.

            Brown's portion of the Fund's assets will be managed by Eddie Brown, CFA and Stephon Jackson. Mr. Brown has over 28 years experience as a portfolio manager and founded the firm in 1983. Mr. Brown is a Chartered Financial Analyst and a Chartered Investment Counselor. He has a BS from Howard University and a MS from New York University. Mr. Brown is the President of the firm. Mr. Jackson has 11 years of portfolio management experience and has been with the firm since 1997. He has a B.S. from the University of North Carolina and an M.B.A. from the Wharton School of Business of the University of Pennsylvania.

            COMPENSATION. Under the proposed subadvisory agreement, the Fund will pay Brown a subadvisory fee at the annual rate set forth below. This fee will be calculated and paid quarterly based on the average daily market value of that portion of the Fund managed by Brown. Brown will manage approximately 10% of the Fund's assets.

----------------------------------------------------
ASSETS                            FEE RATE
----------------------------------------------------
First $50 million                 0.45%
----------------------------------------------------

----------------------------------------------------
Next $50 million                  0.40%
----------------------------------------------------
Next $100 million                 0.30%
----------------------------------------------------
Next $300 million                 0.25%
----------------------------------------------------
Over $500 million                 0.20%
----------------------------------------------------


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL III.

            Brown also serves as investment adviser to the Brown Capital Equity Fund, which has similar objectives to the Fund. The fee structure under which Brown is compensated is as follows:

----------------------------------------------------
ASSETS                            FEE RATE
----------------------------------------------------
First $25 million                 0.65%
----------------------------------------------------
Over $25 million                  0.50%
----------------------------------------------------

                       CONTRACTUAL AND FEE CONSIDERATIONS

            The Board of Directors is recommending that the Shareholders approve each subadviser recommended in Proposals I through III as subadvisers to the Fund and approve the Proposed Subadvisory Agreements between the Investment Adviser and each subadviser.

            DIRECTOR'S CONSIDERATIONS. The Board of Directors of the Trust, including those Directors who are not "interested persons" within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), unanimously approved, subject to shareholder approval, the Proposed Subadvisory Agreements with respect to the Fund at a meeting held on July 29, 1999. The Directors received written and oral information from both the Investment Adviser and the proposed subadvisers. The Investment Adviser recommended the selection of the proposed subadvisers and reviewed the considerations and the search process that had led to the recommendation. The Directors also met with representatives of the proposed subadvisers and considered information about key personnel, investment philosophy and process and performance track record, among other factors. In recommending that the Shareholders approve the Proposed Subadvisory Agreements, the Directors carefully evaluated the investing experience of each proposed subadviser's key personnel and the quality and quantity of services each proposed subadviser can be expected to provide to the Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Fund since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Fund by each proposed subadviser; (4) the distinct and complementary nature of the investment styles of the proposed subadvisers; (5) the amount of compensation payable to each proposed subadviser by the Fund under the Proposed Subadvisory Agreements, and the impact of such compensation on the overall fees and expenses of the Fund; (6) the history, reputation, operational and administrative expertise (including mutual fund investment management expertise), qualification and background of each proposed subadviser as well as the qualifications of their personnel and their respective financial conditions; (7) their performance records; (8) the benefits expected to be realized as a result of the multi-management strategy employed by the Investment Adviser; and (9) other factors deemed relevant. The Directors also reviewed the fees to be paid to each subadviser in comparison to those currently being charged by the Fund and its existing subadvisers in the relevant segment of the mutual fund business, including any benefits received by any subadviser or its affiliates in connection with soft dollar payments.

            Should shareholders approve two of the proposed subadvisers but not the other, the Board of Directors will meet to consider what steps should be taken in order to meet the Fund's objective while a new subadviser is selected and approved by shareholders. For example, that portion of the Fund might be invested in a manner that is designed to match the performance of the Wilshire 5000 Index.

            IMPACT OF SUBADVISER COMPENSATION ON TOTAL EXPENSES OF THE FUND. As discussed above, the terms of the Current Agreements are substantially similar to the terms of the Proposed Subadvisory Agreements, except for the dates of execution and the fee arrangements. The subadvisers are entitled to their respective fees based on the portion of the assets of the Fund that are allocated to them. These subadvisory fees are borne directly by the Shareholders. If the proposed subadvisory changes are approved the subadvisory expenses of the Fund are expected to increase from .28% to .34% if the Shareholders approve the proposed subadvisers. For the reasons described herein the Fund's Board of Directors and management believe that the proposed change will be beneficial to the Fund's shareholders.

            The table below compares the current expense ratio of the funds to the proposed level of fees that would be borne by the Shareholders, assuming the Shareholders approve the new subadvisers.

Annual Fund Operating Expenses (Deducted from Fund Assets)

------------------------------------------------------------------------------------------------------
                                        ADVISORY      SUBADVISER       OTHER           TOTAL
              FUND                         FEE          EXPENSE       EXPENSES*      EXPENSES
------------------------------------------------------------------------------------------------------
Growth Fund
(current subadvisory structure)            0.10%          0.28%          0.39%         0.77%
------------------------------------------------------------------------------------------------------
Growth Fund
(proposed subadvisory structure)           0.10%          0.34%          0.39%         0.83%
------------------------------------------------------------------------------------------------------

*Amounts shown are estimates for the Fund's first full fiscal year.

Example

This example is intended to help Shareholders compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that a Shareholder invests $10,000 dollars for the time periods indicated and then redeems all of its shares at the end of those periods. The example also assumes that a Shareholder's investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, a Shareholder's costs would be:

-----------------------------------------------------------------------------
              FUND                           1 YEAR          3 YEARS
-----------------------------------------------------------------------------
Growth Fund
(current subadvisory structure)               $79              $247
-----------------------------------------------------------------------------
Growth Fund
(proposed subadvisory structure)              $88              $275
-----------------------------------------------------------------------------

            DUTIES UNDER THE PROPOSED SUBADVISORY AGREEMENTS. Under each Proposed Subadvisory Agreement, the subadviser makes the investment decisions for the assets of the Fund allocated to it by the Investment Adviser, and continuously reviews, supervises, and administers the Fund's investment program with respect to these assets. Each subadviser is independent of the Investment Adviser and discharges its responsibilities subject to the supervision of the Investment Adviser and the Board of Directors of the Fund and in a manner consistent with the Fund's investment objectives, policies and restrictions. The Proposed Subadvisory Agreements provide that the subadviser shall not be protected against any liability, damages or expenses to the Fund arising out of the subadviser's gross negligence or malfeasance or willful violation of the Subadvisory Agreement or a violation of applicable law by the subadviser or any of its officers, employees, or affiliates in providing management under the subadvisory agreement.

            DURATION AND TERMINATION. Unless terminated earlier, each Proposed Subadvisory Agreement shall continue in effect for two years from its execution, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund or by a majority of the members of the Board of Directors of the Fund who are not parties to the investment advisory agreement or the investment subadvisory agreement or who are not "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

            Each Proposed Subadvisory Agreement will terminate automatically in the event of its assignment. Each Proposed Subadvisory Agreement is terminable by either party without the payment of any penalty, immediately upon notice to the other in the event of a breach of any provision of the subadvisory agreement, or otherwise by the subadviser upon sixty (60) days' written notice to the Investment Adviser, or by the Investment Adviser upon thirty days written notice to the subadviser.

            The Vantagepoint Funds Board of Directors has authorized its Officers to file an application for exemptive relief with the U.S. Securities and Exchange Commission which, if granted, would permit the Board to replace subadvisers without shareholder approval.

            In the event Shareholders of the Fund do not approve the adoption of a Proposed Subadvisory Agreement at the Meeting to which this Proxy Statement relates, or any adjournment thereof, the Directors will consider the appropriate course of action.


              GENERAL INFORMATION ABOUT THE FUND AND OTHER MATTERS


            DISTRIBUTION. RC Services, LLC, a wholly-owned subsidiary of ICMA Retirement Corporation acts as the Distributor of the Trust's shares pursuant to a Distribution Agreement dated March 1, 1999. Girard Miller serves as President and Chief and Chief Executive officer of ICMA Retirement Corporation and president of RC Services, LLC.

            PORTFOLIO TRANSACTIONS. The Fund commenced operations as a registered investment company on March 1, 1999 and has not completed its first fiscal year. Therefore, no information on brokerage commissions paid the Fund is available.

            5% SHAREHOLDERS. As of July 31, 1999, the following persons were the only persons who were, to the knowledge of the Fund's management, beneficial owners of 5% or more of the shares of the Fund.

----------------------------------------------------------------------------------------------
Name and Address of Beneficial Owner         Number of Shares     Percentage of Fund's shares
----------------------------------------------------------------------------------------------
ICMA Retirement Trust
777 N. Capitol St., NE
Washington, DC 20002                         211,546,059          91.8%
----------------------------------------------------------------------------------------------

            Girard Miller, President of The Vantagepoint Funds, holds as part of his portfolio approximately $57,000 worth of units in the VantageTrust Funds through an ICMA Retirement Trust 457 plan with a former public sector employer, which is thus invested in the Vantagepoint International and Core Bond Index Funds. The Fund's other Directors and Officers do not beneficially own any shares of the Fund and do not receive any compensation from the Fund for their services.

            ADJOURNMENT. In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose or more adjournments of the meeting for a reasonable period of time to permit further solicitation of proxies with respect to the proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, whether or not a quorum is present. The persons named as proxies will vote in favor of such adjournment those proxies which are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. The costs of any additional solicitation will be borne by the Investment Adviser.

            REQUIRED VOTE. Although 50% of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting, approval of each proposal requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

            Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies received before the Meeting on which no vote is indicated will be voted "FOR" the proposal as to which it is entitled to vote. Abstentions and proxies signed without voting on a proposal ("broker non-votes") will not be counted for or against the proposals, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting.

            SHAREHOLDER PROPOSALS. The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Fund, 777 North Capitol Street, N.E., Suite 600, Washington, D.C. 20002.

            REPORTS TO SHAREHOLDERS. The Fund's First Semi-Annual Report to shareholders will be mailed on or about August 30, 1999. As

            LITIGATION.  The Fund is not involved in any litigation.

            OTHER MATTERS. The Directors know of no other matters to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


            SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT


            This Investment Advisory Agreement is made as of the __________ day of _________________, 1999, by and between VANTAGEPOINT INVESTMENT ADVISERS, LLC, a Delaware limited liability company (hereafter "Client"), and TUKMAN CAPITAL MANAGEMENT, INC., at 60 East Sir Francis Drake Boulevard, Larkspur, California 94939 (hereafter "Adviser") and is effective as of October 1,1999 (the "Effective Date").

            WHEREAS, the Vantagepoint Funds (the "Funds") is a Delaware Business Trust registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

            WHEREAS, Client is party to an Investment Adviser Agreement with the Funds for management of the investment operations of the Funds including the establishment and operation of investment portfolios for the Funds and the entering into of contracts with sub-advisers to assist in managing the investment of the Funds property;

            WHEREAS, Client and Adviser wish to enter into a sub-advisory agreement pursuant to which Adviser will provide such assistance to Client.

                                   AGREEMENTS:

            In consideration of the performance by the Adviser as investment adviser of certain assets held by the Funds, the Client has authorized the Adviser to manage the securities and other assets as follows:


1.          ACCOUNT

            The account with respect to which the Adviser shall perform its services shall consist of those assets of the Vantagepoint Growth Fund which the Client determines to assign to an account with the Adviser, together with all income earned by those assets and all realized and unrealized capital appreciation related to those assets (hereafter "Account"). From time to time, the Client may, upon notice to the Adviser, make additions to the Account and may, upon notice to the Adviser, make withdrawals from the Account.


2.          APPOINTMENT STATUS, POWERS OF ADVISER

            (a) Purchase and Sale. Client hereby appoints Adviser to manage the Account on the terms and conditions set forth in this Agreement. Subject to the restrictions set forth in this Agreement, and acting always in conformity with the Investment Policies provided in Paragraph 4, Adviser shall supervise and direct investment of the Account. Client hereby grants the Adviser complete, unlimited and unrestricted discretion and authority to select portfolio securities with respect to the Account including the power to acquire (by purchase, exchange, subscription or otherwise), to hold and dispose (by sale, exchange or otherwise). The Adviser will consult with Client, upon the request of the Client, concerning any transactions it makes with respect to the investment of the Account.

            (b) Limitation on Authority. Except as expressly authorized herein or hereafter from time to time, Adviser shall for all purposes be deemed an independent contractor and shall have no authority to act for or to represent the Client or the Funds in any way or otherwise to be an agent of the Client or the Funds. The activities of Client and Adviser in managing the assets of the Account shall in all instances be conducted subject to the supervision and direction of the Board of Directors of the Funds.

            (c) Voting. Unless otherwise instructed by Client, Adviser shall have discretion to take any action or render any advice with respect to the voting of shares or the execution of proxies solicited from time to time by, or with respect to, the issuers of securities held in the Account. Adviser will report annually to Client regarding such voting.

            (d) Key Personnel. Adviser agrees that the following key personnel have primary responsibility with respect to the investment management of the Account. If the(se) individual(s) is unable to devote sufficient time to maintain primary responsibility of the Account, the Adviser must give Client written advance notice, or prompt notice within three (3) business days, of the name of the person designated by the Adviser to replace or supplement the individual(s). In addition, the Adviser will give Client written notice of the replacement of any employee of the Adviser who has direct supervisory responsibility for the key personnel or who has responsibility for setting investment policy as soon as reasonably practicable.

            Key Personnel: Melvin T. Tukman
                           Dan Grossman

3.          ACCEPTANCE OF APPOINTMENT

            Adviser accepts the appointment as an investment adviser and agrees to use its best efforts and professional judgment to make timely investment transactions for the Client with respect to the investments of the Account, and to provide the other services required of the Adviser under the provisions of this Agreement.


4.          INVESTMENT POLICIES

            (a) Investment Objectives. Subject to the supervision of the Fund's Board of Directors and the Client, the Adviser shall direct the investments of the Account in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information as filed with the Securities and Exchange Commission on Form N-1A ("Registration Statement"), as currently in effect and as amended or supplemented from time to time, and such other limitations as the Fund or Client may reasonably impose by written notice to the Adviser or as set forth in SCHEDULE A. Client shall give Adviser copies of the Fund's Prospectus and Statement of Additional Information, and any amendments or supplements thereto, as soon a practicable after such documents become available.

            (b) Funds' Agreement and Declaration of Trust. The Adviser will adhere to all specific provisions relating to the investment of the Account established in the Funds' Agreement and Declaration of Trust and Registration Statement, both of which are hereby incorporated by reference and made a part of this Agreement. The Client shall give written notice to the Adviser of any amendments to the Agreement and Declaration of Trust or Registration Statement, which amendments, upon their receipt by the Adviser, shall be binding on the Adviser.

            (c) Investment Adviser Guidelines. The Adviser shall act in accordance with the Fund's Prospectus and Statement or Additional Information, and in accordance with the limitations set forth in the specific statement of Investment Adviser Guidelines, SCHEDULE B, as restated or modified from time to time by the Client in written notice to the Adviser. The Client retains the right, on written notice to the Adviser, to modify any such objectives, guidelines, restrictions, and liquidity requirements in any manner at any time as may be allowed pursuant to the 1940 Act.

            (d) Conflict in Policies. If a conflict in policies or guidelines referenced herein occurs, the Registration Statement shall govern for purposes of this Agreement.

5.          CUSTODY, DELIVERY, RECEIPT OF SECURITIES

            (a) Custody Responsibilities. The Client shall designate one or more custodians to hold the Account. The Custodian, as designated by the Client will be responsible for the custody, receipt and delivery of securities and other assets of the Funds (including the Account), and the Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Funds (including the Account). In the event that any cash or securities of the Funds are delivered to the Adviser, it will promptly deliver the same over to the Custodian, in the name of the Funds.

            (b) Securities Transactions. Unless otherwise required by local custom, all securities transactions for the Account will be consummated by payment to or delivery by the Funds of cash or securities due to or from the Account. The Adviser will make all reasonable efforts to notify the Custodian of all orders to brokers for the Account by 9:00 am EST on the day following the trade date and will affirm the trade within the close of business one (1) business day after the trade date (T+1).

            (c) Tri-Party Agreement. The Adviser is authorized to enter into Tri-Party Repurchase Agreements and sign the standard PSA tri-party agreement (the "Tri-Party Agreement") on behalf of the Client and the subcustodian thereunder is authorized to act as a subcustodian for the Account's assets involved in any tri-party repurchase agreement pursuant to such Tri-Party Agreement.


6.          RECORD KEEPING AND REPORTING

            (a) Records. Adviser will maintain proper and complete records relating to the furnishing of services under this Agreement, including records with respect to the acquisition, holding and disposition of securities for Client that are required of an investment adviser to a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, and the rules thereunder, and in accordance with such reasonable instructions as shall be provided to Adviser by Client from time to time. All records maintained pursuant to this Agreement shall be subject to examination by Client and by persons authorized by it during normal business hours upon reasonable notice. Except as expressly authorized in this Agreement or as required by applicable law, regulation or order of court or as directed by other party in writing, Adviser and Client shall keep confidential the records and other information obtained by reason of this Agreement. Upon termination of this Agreement, Adviser shall promptly, upon demand, return to Client all records Client reasonably believes are necessary in order to discharge its responsibilities to the Funds. Adviser shall be entitled to retain originals or copies of records pursuant to the requirements of applicable laws or regulations.

            (b) Reconciliations. Adviser shall reconcile security and cash positions, and market values on a monthly basis to the Custodian's records and report discrepancies to the Client by ten (10) business days after the end of the month.

            (c) Loss Reimbursement. Adviser shall reimburse the Account for any damages, losses or expenses directly caused by a material error (as currently interpreted by the Securities and Exchange Commission's staff) to the Fund's net asset value caused by Adviser's breach of its standard of care set forth in
Section 12, provided such loss was not the result of action or inaction of other service providers to the Client or the Fund in failing to observe the instructions of the Adviser.

            (d) Reports. Adviser shall furnish Client and the Board of Directors of the Funds such periodic and special reports and information as either of them may request, including such information as shall be reasonably necessary to evaluate the terms of any advisory agreement between Client and Adviser with respect to the assets of the Account.

            (e) Other Reports on Request. Adviser shall provide to Client promptly upon request any information available in the records maintained by Adviser relating to the Account.

            (f) Review of Materials. During the term of this Agreement, the Client shall furnish to the Adviser at its principal office all prospectuses, statements of additional information, proxy statements, reports to shareholders, advertising and sales literature or other material prepared for distribution to Fund shareholders or the public, which refer to the Adviser or its clients in any way, prior to the use thereof, and the Client shall not use any such materials if the Adviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. The Client shall ensure that materials prepared by employees or agents of the Client or its affiliates that refer to the Adviser or its clients in any way are consistent with those materials previously approved by the Adviser as referenced in the preceding sentence.


7.          PURCHASE AND SALE OF SECURITIES

            (a) Selection of Brokers. Except to the extent otherwise instructed in writing by Client in acting on behalf of the Fund, (it being understood that Client, acting on behalf of the Fund, may, in its absolute discretion and consistent with the requirements of the 1940 Act and applicable federal securities laws, direct portfolio transactions for which Adviser is responsible to any broker that Client may see fit), Adviser shall place all orders for the purchase and sale of securities on behalf of the Client with brokers or dealers selected by Adviser, but not with a person affiliated with Adviser, as the term "affiliated person" is defined in the Investment Company Act of 1940 (hereafter an "Affiliate"), unless the transaction is in compliance with Rules 17e-1 or 10f-3 under the 1940 Act, as applicable, and the Fund's policies and procedures thereunder, copies of which shall be provided to Adviser.

            (b) Best Execution. In placing such orders, the Adviser will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances. In evaluating the terms available for executing particular transactions for Client and in selecting brokers and dealers to execute such transactions, the Adviser may consider, in addition to commission cost and execution capabilities, the financial stability and reputation of brokers and dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by brokers and dealers. Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer in discharging responsibilities with respect to the Account or to other client accounts as to which it exercises investment discretion.

            (c) Bunching Orders. Client agrees that Adviser may aggregate sales and purchase orders of Account with similar orders being made simultaneously for other accounts managed by Adviser, if in Adviser's reasonable judgment such aggregation shall result in an overall economic benefit or more efficient execution to the Account taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. Client acknowledges that the determination of such economic benefit to the Fund by Adviser represents Adviser's evaluation that the Account is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in a manner the Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.


8.          INVESTMENT FEES

            (a) Fee Schedule. The compensation of the Adviser for its services under this Agreement shall be calculated and paid by the Client from the assets of the Account in accordance with SCHEDULE C hereto.

            (b) For purposes of this section 8 and Schedule C, all payments due to Adviser shall be solely made from the assets of the Account.

            (c) Pro Rata Fee. If the Adviser should serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above on the basis of the ending market value of the Account in the month in which the termination occurs and shall be payable on a pro rata basis for the period of the calendar quarter for which it has served as Adviser hereunder.


9.          BEST EFFORTS; NON-EXCLUSIVITY OF SERVICES

            The Adviser shall devote its best efforts and such time as it deems necessary to provide prompt and expert service to the Client. The services of Adviser to be provided to Client hereunder are not to be deemed exclusive and Adviser shall be free to provide similar services for its own account and the accounts of other persons and to receive compensation for such services. Client acknowledges that Adviser and its members, Affiliates and employees, and Adviser's other clients may at any time, have, acquire, increase, decrease, or dispose of positions in the same investments which are at the same time being held, acquired for or disposed of under this Agreement for the Fund. Adviser shall have no obligation to acquire or dispose of a position in any investment pursuant to this Agreement simply because Adviser, its directors, members, Affiliates or employees invest in such a position for its or their own accounts or for the account of another client.


10.         INSIDER TRADING POLICIES AND CODE OF ETHICS

            Adviser hereby represents that it has adopted policies that meet the requirements of Rule 17j-1 under the Investment Company Act of 1940. Copies of such policies shall be delivered to the Client upon request, and any material violation of such policies by personnel of the Adviser who are "access persons" with respect to the Account shall be reported to the Client.


11.         INSURANCE

            At all times during the term of this Agreement, Adviser shall maintain, at its own cost and expense, professional liability insurance for errors, omissions, and negligent acts, in an amount and with such terms as are standard in the financial services industry for an investment adviser managing the amount of aggregate assets managed by Adviser for Client and for the Adviser's other clients.

12.         LIABILITY

            In the absence of any gross negligence, malfeasance, or willful violation of this Agreement, Adviser shall not be liable to Client for honest mistakes of judgment or for action or inaction taken in good faith for a purpose that the Adviser reasonably believes to be in the best interests of the Client or the Fund. However, neither this provision nor any other provision of this Agreement shall constitute a waiver or limitation of any rights which Client may have under federal or state securities laws. Adviser shall not be liable for actions or inactions of Client, other advisers or service providers to the Fund. Client shall indemnify Adviser for any liabilities or costs related to any alleged or actual misstatements or omissions in the Fund's Registration Statement that were not based on information provided by Adviser.


13.         TERM

            This Agreement shall be in effect for an initial term of two years beginning on the Effective Date. This Agreement may be renewed thereafter for successive one-year periods if such renewal is approved annually by the majority of the Fund's Board of Directors, provided that in such event, continuance shall also be approved by a vote of those members of the Funds' Board of Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940.


14.         TERMINATION

            This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon notice to the other in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a twenty (20) day period after notice of such breach, or otherwise by Adviser upon sixty (60) days' written notice to the Client or by Client upon 30 days' written notice to Adviser, except that this Agreement shall automatically terminate in the event of its assignment, as provided in Paragraph 19, at the discretion of the Client in the event of Adviser's change in control as provided in Paragraph 19, upon the termination of the Funds, or upon termination of Client's advisory agreement with the Funds. Any termination in accordance with the terms of this Agreement shall not cause the payment of any penalty. Any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

15.         REPRESENTATIONS

            (a) Adviser hereby confirms to Client that Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of Adviser has been duly authorized and, upon execution and delivery, this Agreement will be binding upon Adviser in accordance with its terms.

            (b) Client hereby confirms to Adviser that it is registered as an investment adviser under the Investment Advisers Act of 1940, that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of Client has been fully authorized and, upon execution and delivery, this Agreement will be binding upon Client in accordance with its terms.

            (c) Adviser hereby acknowledges that the Vantagepoint Funds is registered as an open-end investment company under the 1940 Act and is subject to taxation as a regulated investment company under Subchapter M and the regulations promulgated thereunder of the Internal Revenue Code. Adviser hereby represents that it is familiar with the requirements of such laws and the rules and regulations thereunder as they apply to the Funds and has systems and procedures in place reasonably designed to permit Adviser, Client, and the Funds to comply with such requirement.


16.         NOTICES

            Notices or other notifications given or sent under or pursuant to this Agreement shall be in writing and be deemed to have been given or sent if delivered to the party at its address listed below in person or by telex or telecopy receipt of which is confirmed or by mail or by registered mail, return receipt requested. The addresses of the parties are:

                          CLIENT:
                           Vantagepoint Investment Advisers, LLC
                          Attention:  Legal Department
                          c/o ICMA Retirement Corporation
                          777 North Capitol Street, NE, Ste. 600
                          Washington, D.C. 20002-4240



                          ADVISER:
                          Tukman Capital Management, Inc.

                          Attention:  Mel Tukman
                          60 East Sir Francis Drake Boulevard
                          Larkspur, California 94939

            Each party may change its address by giving notice as herein required.


17.         SOLE INSTRUMENT

            This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations or representations not expressly set forth in this Agreement are of no force or effect.


18.         WAIVER OR MODIFICATION

            No waiver or modification of this Agreement shall be effective unless reduced to a written document signed by the party to be charged. No failure to exercise and no delay in exercising, on the part of any party hereto, of any right, remedy, power or privilege hereunder, shall operate as a waiver thereof. Only the Chief Executive Officer, has authority on behalf of Client to modify or waive any of the provisions of the Agreement. It is understood that certain material amendments may require approval of the Funds shareholders.


19.         ASSIGNMENT AND CHANGE IN CONTROL

            This Agreement shall automatically terminate in the event of its assignment. Adviser agrees to provide immediate written notice in the event of a change in control. Such a change in control will entitle, but not require, the Client to terminate the Agreement immediately or upon notice.


20.         COUNTERPARTS

            This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

21.         CHOICE OF LAW

            This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

22.         YEAR 2000 STATEMENT

            Adviser certifies that it has taken the steps to address the Year 2000 problem that are set forth in Adviser's SEC Form ADV-Y2K, a copy of which has been filed with the SEC and provided to Client. Any subsequent SEC filings regarding this issue shall be provided to Client.

23.         VANTAGEPOINT FUNDS AS PARTY TO AGREEMENT

            For purposes of Sections 8 (Fees), 12 (Liability), 13 (Term), 14 (Termination), 15 (Representations), 16 (Notices), 18 (Waiver or Modification), 19 (Assignment and Change in Control), and 22 (Year 2000 Statement) of the Agreement, as well as for purposes of Schedule C of the Agreement, the Vantagepoint Funds is hereby made a party to the Agreement and shall be entitled to all notices, protections and rights set forth in those Sections and in Schedule C to which Client is entitled.

IN WITNESS WHEREOF, THE PARTIES HERETO EXECUTE THIS AGREEMENT ON          , 199
and make it effective on the date set forth.


CLIENT                                                ADVISER
Vantagepoint                                          Tukman Capital Management, Inc.
Investment Advisers, LLC

by:                                                   by:


----------------------                                ---------------------------------
(signature)                                           (signature)



----------------------                                ---------------------------------
Girard Miller, President                              (name, title)


Date:                                                 Date:


FUNDS
The Vantagepoint Funds

by:

-------------------
Girard Miller, President



Date:

                                                                       EXHIBIT B


                          INVESTMENT ADVISORY AGREEMENT


            This Investment Advisory Agreement is made as of the __________ day of _______________, 1999, by and between VANTAGEPOINT INVESTMENT ADVISERS, LLC, a Delaware limited liability company (hereafter "Client"), and TCW FUNDS MANAGEMENT, INC., at 865 S. Figueroa Street, Los Angeles, California 90017 (hereafter "Adviser") and is effective as of October 1,1999 (the "Effective Date").

            WHEREAS, the Vantagepoint Funds (the "Funds") is a Delaware Business Trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

            WHEREAS, Client is party to an Investment Adviser Agreement with the Funds for management of the investment operations of the Funds including the establishment and operation of investment portfolios for the Funds and the entering into of contracts with sub-advisers to assist in managing the investment of the Funds property;

            WHEREAS, Client and Adviser wish to enter into an agreement pursuant to which Adviser will provide such assistance to Client.

                                   AGREEMENTS:

            In consideration of the performance by the Adviser as investment adviser of certain assets held by the Funds, the Client has authorized the Adviser to manage the securities and other assets as follows:


1.          ACCOUNT

            The account with respect to which the Adviser shall perform its services shall consist of those assets of the Vantagepoint Growth Fund which the Client determines to assign to an account with the Adviser, together with all income earned by those assets and all realized and unrealized capital appreciation related to those assets (hereafter "Account"). From time to time, the Client may, upon notice to the Adviser, make additions to the Account and may, upon notice to the Adviser, make withdrawals from the Account.


2.          APPOINTMENT STATUS, POWERS OF ADVISER

            (a) Purchase and Sale. Client hereby appoints Adviser to manage the Account on the terms and conditions set forth in this Agreement. Subject to the restrictions set forth in this Agreement, and acting always in conformity with the Investment Policies provided in Paragraph 4, Adviser shall supervise and direct investment of the Account. Client hereby grants the Adviser complete, unlimited and unrestricted discretion and authority to select portfolio securities with respect to the Account including the power to acquire (by purchase, exchange, subscription or otherwise), to hold and dispose (by sale, exchange or otherwise). The Adviser will consult with Client, upon the request of the Client, concerning any transactions it makes with respect to the investment of the Account.

            (b) Limitation on Authority. Except as expressly authorized herein or hereafter from time to time, Adviser shall for all purposes be deemed an independent contractor and shall have no authority to act for or to represent the Client or the Funds in any way or otherwise to be an agent of the Client or the Funds.

            (c) Voting. Unless otherwise instructed by Client, Adviser shall have discretion to take any action or render any advice with respect to the voting of shares or the execution of proxies solicited from time to time by, or with respect to, the issuers of securities held in the Account. Adviser will report annually to Client regarding such voting.

            (d) Key Personnel. Adviser agrees that the following key personnel have primary responsibility with respect to the investment management of the Account. If the(se) individual(s) is unable to devote sufficient time to maintain primary responsibility of the Account, the Adviser must give Client written advance notice, or prompt notice within three (3) business days, of the name of the person designated by the Adviser to replace or supplement the individual(s). In addition, the Adviser will give Client prompt written notice of the replacement of any employee of the Adviser who has direct supervisory responsibility for the key personnel or who has responsibility for setting investment policy.

            Key Personnel:

                                           [names]


3.          ACCEPTANCE OF APPOINTMENT

            Adviser accepts the appointment as an investment adviser and agrees to use its best efforts and professional judgment to make timely investment transactions for the Client with respect to the investments of the Account, and to provide the other services required of the Adviser under the provisions of this Agreement.

4.          INVESTMENT POLICIES

            (a) Investment Objectives. Subject to the supervision of the Fund's Board of Directors and the Client, the Adviser will adhere to the investment objectives, guidelines, restrictions, and liquidity requirements of the Funds as specified by the Client on SCHEDULE A hereto, and as restated or modified from time to time by the Client in written notice to the Adviser.

            (b) Agreement. The Adviser will adhere to all specific provisions established in the Agreement and in the Registration Statement as filed with the Securities and Exchange Commission on Form N-1A ("Registration Statement), which is hereby incorporated by reference and made a part of this Agreement. The Client shall give written notice to the Adviser of any amendments to the Registration Statement, which amendments, upon their receipt by the Adviser, shall be binding on the Adviser.

            (c) Investment Adviser Guidelines. The Adviser shall act in accordance with the specific statement of Investment Adviser Guidelines, SCHEDULE B, as restated or modified from time to time by the Client in written notice to the Adviser. The Client retains the right, on written notice to the Adviser, to modify any such objectives, guidelines, restrictions, and liquidity requirements in any manner at any time.

            (d) Conflict in Policies. If a conflict in policies or guidelines referenced herein occurs, the Registration Statement shall govern for purposes of this Agreement.


5.          CUSTODY, DELIVERY, RECEIPT OF SECURITIES

            (a) Custody Responsibilities. The Client shall designate one or more custodians to hold the Account. The Custodian, as designated by the Client will be responsible for the custody, receipt and delivery of securities and other assets of the Funds (including the Account), and the Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Funds (including the Account). In the event that any cash or securities of the Funds are delivered to the Adviser, it will promptly deliver the same over to the Custodian, in the name of the Funds.

            (b) Securities Transactions. All securities transactions for the Account will be consummated by payment to or delivery by the Funds of cash or securities due to or from the Account. The Adviser will notify the Custodian of all orders to brokers for the Account by 11:00 am EST on the day following the trade date and will affirm the trade or fax trade authorization within one (1) business day after the trade date (T+1).

            (c) Tri-Party Agreement. The Adviser is authorized to enter into Tri-Party Repurchase Agreements and sign the standard PSA tri-party agreement (the "Tri-Party Agreement") on behalf of the Client and the subcustodian thereunder is authorized to act as a subcustodian for the Account's assets involved in any tri-party repurchase agreement pursuant to such Tri-Party Agreement.


6.          RECORD KEEPING AND REPORTING

            (a) Records. Adviser will maintain proper and complete records relating to the furnishing of services under this Agreement, including records with respect to the acquisition, holding and disposition of securities for Client. All records maintained pursuant to this Agreement shall be subject to examination by Client and by persons authorized by it at all times upon reasonable notice. Except as expressly authorized in this Agreement or as required by applicable law, regulation or order of court or as directed by other party in writing, Adviser and Client shall keep confidential the records and other information obtained by reason of this Agreement. Upon termination of this Agreement, Adviser shall promptly, upon demand, return to Client all records Client reasonably believes are necessary in order to discharge its responsibilities to the Funds. Adviser shall be entitled to retain originals or copies of records pursuant to the requirements of applicable laws or regulations.

            (b) Reconciliations. Adviser shall reconcile security and cash positions, and market values, and report discrepancies to the Client.

            (c) Loss Reimbursement. Adviser shall reimburse the Account for any material loss directly caused by Adviser's breach of the standard of care set forth in Section 12 that causes a material delay in the accurate daily pricing of the Fund, providing such material loss was not the result of action or inaction of other service providers to the Client or the Fund in failing to observe the instructions of the Adviser. It is expressly understood that Adviser has no responsibility for performing the daily pricing of the Fund(s).

            (d) Reports. Adviser shall furnish Client and the Board of Directors of the Vantagepoint Funds such periodic reports and special reports and information as either of them may request, including such information as shall be reasonably necessary to evaluate the terms of any advisory agreement between Client and Adviser with respect to the assets of the Vantagepoint Funds.

            (e) Other Reports on Request. Adviser shall provide to Client promptly upon request any information available in the records maintained by Adviser relating to the Account.


7.          PURCHASE AND SALE OF SECURITIES

            (a) Selection of Brokers. Except to the extent otherwise instructed by Client, (it being understood that Client may, in its absolute discretion, direct portfolio transactions for which Adviser is responsible to any broker that Client may see fit), Adviser shall place all orders for the purchase and sale of securities on behalf of the Client with brokers or dealers selected by Adviser, but not with a person affiliated with Adviser, as the term "affiliated person" is defined in the Investment Company Act of 1940 (hereafter an "Affiliate").

            (b) Best Execution. In placing such orders, the Adviser will give primary consideration to obtaining the most favorable price and efficient execution. In evaluating the terms available for executing particular transactions for Client and in selecting brokers and dealers to execute such transactions, the Adviser may consider, in addition to commission cost and execution capabilities, the financial stability and reputation of brokers and dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by brokers and dealers. Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Adviser determines that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer in discharging responsibilities with respect to the Account.

            (c) Bunching Orders. Client agrees that Adviser may aggregate sales and purchase orders of Account with similar orders being made simultaneously for other accounts managed by Adviser, if in Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Account taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. Client acknowledges that the determination of such economic benefit to Client by Adviser represents Adviser's evaluation that client is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

8.          INVESTMENT FEES

            (a) Fee Schedule. The compensation of the Adviser for its services under this Agreement shall be calculated and paid by the Client from the assets of the Account in accordance with SCHEDULE C hereto.

            (b) For purposes of Section 8 and Schedule C, all payments due to Adviser shall be solely made from the assets of the Vantagepoint Growth Fund.

            (d) Pro Rata Fee. If the Adviser should serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above on the basis of the ending market value of the Account in the month in which the termination occurs and shall be payable on a pro rata basis for the period of the calendar quarter for which it has served as Adviser hereunder.


9.          BEST EFFORTS; NON-EXCLUSIVITY OF SERVICES

            The Adviser shall devote its best efforts and such time as it deems necessary to provide prompt and expert service to the Client. The services of Adviser to be provided to Client hereunder are not to be deemed exclusive and Adviser shall be free to provide similar services for its own account and the accounts of other persons and to receive compensation for such services. Client acknowledges that Adviser and its members, Affiliates and employees, and Adviser's other clients may at any time, have, acquire, increase, decrease, or dispose of positions in the same investments which are at the same time being held, acquired for or disposed of under this Agreement for the Client. Adviser shall have no obligation to acquire or dispose of a position in any investment pursuant to this Agreement simply because Adviser, its directors, members, Affiliates or employees invest in such a position for its or their own accounts or for the account of another client.


10.         INSIDER TRADING POLICIES AND CODE OF ETHICS

            Adviser hereby represents that it has adopted policies that meet the requirements of Rule 17j-1 under the Investment Company Act. Copies of such policies shall be delivered to the Client, and any violation of such policies by personnel of the Adviser shall be reported to the Client.

11.         INSURANCE

            At all times during the term of this Agreement, Adviser shall maintain, at its own cost and expense, professional liability insurance for errors, omissions, and negligent acts, in an amount and with such terms as are standard in the financial services industry for an investment adviser managing the amount of aggregate assets managed by Adviser for Client and for the Adviser's other clients.


12.         LIABILITY

            Adviser shall not be liable to Client for honest mistakes of judgment or for action or inaction taken in good faith for a purpose that the Adviser reasonably believes to be in the best interests of the Client. Adviser shall be liable to Client for any liability, damages or expenses of Client arising out of the negligence, malfeasance or violation of applicable law by Adviser or any of its officers, employees or Affiliates in providing management under this Agreement. However, neither this provision nor any other provision of this Agreement shall constitute a waiver or limitation of any rights which Client may have under federal or state securities laws.


13.         TERM

            This Agreement shall be in effect for an initial term of two years beginning on the Effective Date. This Agreement may be renewed thereafter for successive one-year periods if such renewal is approved annually by the majority of those members of the Funds' Board of Directors who are not "interested persons" as that term is defined in the Investment Company Act.


14.         TERMINATION

            This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise by Adviser upon sixty (60) days' written notice to the Client or by Client upon 30 days' written notice to Adviser, except that this Agreement shall automatically terminate in the event of its assignment, as provided in Paragraph 19, at the discretion of the Client in the event of Adviser's ownership change as provided in Paragraph 19, or upon the termination of the Funds. Any termination in accordance with the terms of this Agreement shall not cause the payment of any penalty. Any such termination shall not affect the status, obligations or liabilities of any party hereto to the other. In the event of termination for a breach of this

Agreement, any trades executed but not yet settled at the time of notice of termination shall be settled.


15.         REPRESENTATIONS

            (a) Adviser hereby confirms to Client that Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of Adviser has been duly authorized and, upon execution and delivery, this Agreement will be binding upon Adviser in accordance with its terms.

            (b) Client hereby confirms to Adviser that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of Client has been fully authorized and, upon execution and delivery, this Agreement will be binding upon Client in accordance with its terms.

            (c) Adviser hereby acknowledges that Vantagepoint Funds is registered as an open end investment company under the Investment Company Act of 1940 and is subject to taxation as a regulated investment company under the Internal Revenue Code; Adviser hereby represents that it is familiar with the requirements of such laws and the rules and regulations thereunder as they apply to Vantagepoint Funds and has systems and procedures in place reasonably designed to permit Adviser, Client, and Vantagepoint Funds to comply with such requirement.


16.         NOTICES

            Notices or other notifications given or sent under or pursuant to this Agreement shall be in writing and be deemed to have been given or sent if delivered to the party at its address listed below in person or by telex or telecopy receipt of which is confirmed or by mail or by registered mail, return receipt requested. The addresses of the parties are:


                     CLIENT:
                      Vantagepoint Investment Advisers, LLC
                     Attention:  Legal Department
                     c/o ICMA Retirement Corporation
                     777 North Capitol Street, NE, Ste. 600
                     Washington, D.C. 20002-4240

                     ADVISER:
                     TCW Funds Management, Inc.
                     865 S. Figueroa Street
                     Los Angeles, CA 90017
                     Attn:  Mr. Don Benson (with a copy to General Counsel)

            Each party may change its address by giving notice as herein required.


17.         SOLE INSTRUMENT

            This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations or representations not expressly set forth in this Agreement are of no force or effect.


18.         WAIVER OR MODIFICATION

            No waiver or modification of this Agreement shall be effective unless reduced to a written document signed by the party to be charged. No failure to exercise and no delay in exercising, on the part of any party hereto, of any right, remedy, power or privilege hereunder, shall operate as a waiver thereof. Only the Chief Executive Officer, has authority on behalf of Client to modify or waive any of the provisions of the Agreement.


19.         ASSIGNMENT AND OWNERSHIP CHANGE

            This Agreement shall automatically terminate in the event of its assignment. Adviser agrees to provide immediate written notice in the event of an ownership change. Such an ownership change will entitle, but not require, the Client to terminate the Agreement immediately or upon notice.


20.         COUNTERPARTS

            This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

21.         CHOICE OF LAW

            This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws.


22.         YEAR 2000 WARRANTY

            Adviser will use commercially reasonable efforts to prevent any material problems from and after January 1, 2000 relating to the date function or functions impacted by the date in its computer systems, auto-dialer system or other date processing or information management systems used by it with respect to the Client and the Account.


23.         VANTAGEPOINT FUNDS AS PARTY TO AGREEMENT

            For purposes of Sections 8 (Fees), 12 (Liability), 13 (Term), 14 (Termination), 15 (Representation), 16 (Notices), 18 (Waiver or Modification), 19 (Assignment and Ownership Change), and 22 (Year 2000 Warranty) of the Agreement, as well as for purposes of Schedule C of the Agreement, VF is hereby made a party to the Agreement and shall be entitled to all notices, protections and rights set forth in those Sections and in Schedule C to which Client is entitled.

IN WITNESS WHEREOF, THE PARTIES HERETO EXECUTE THIS AGREEMENT ON          , 199
and make it effective on the date set forth.


CLIENT                                        ADVISER
Vantagepoint                                  TCW Funds Management, Inc.
Investment Advisers, LLC

by:                                           by:



------------------------                      -------------------
(signature)                                   (signature)



------------------------                      -------------------
Girard Miller, President                      (name, title)


                                              -------------------
                                              (signature)


                                              -------------------
                                              (name, title)


Date:                                         Date:

                                                                       EXHIBIT C


                          INVESTMENT ADVISORY AGREEMENT


            This Investment Advisory Agreement is made as of the __________ day of _______________, 1999, by and between VANTAGEPOINT INVESTMENT ADVISERS, LLC, a Delaware limited liability company (hereafter "Client"), and BROWN CAPITAL, INC., at [address] (hereafter "Adviser") and is effective as of October 1,1999 (the "Effective Date").

            WHEREAS, the Vantagepoint Funds (the "Funds") is a Delaware Business Trust registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

            WHEREAS, Client is party to an Investment Adviser Agreement with the Funds for management of the investment operations of the Funds including the establishment and operation of investment portfolios for the Funds and the entering into of contracts with sub-advisers to assist in managing the investment of the Funds property;

            WHEREAS, Client and Adviser wish to enter into a sub-advisory agreement pursuant to which Adviser will provide such assistance to Client.

                                   AGREEMENTS:

            In consideration of the performance by the Adviser as Investment Adviser of certain assets held by the Funds, the Client has authorized the Adviser to manage the securities and other assets as follows:


1.          ACCOUNT

            The account with respect to which the Adviser shall perform its services shall consist of those assets of the Vantagepoint Growth Fund which the Client determines to assign to an account with the Adviser, together with all income earned by those assets and all realized and unrealized capital appreciation related to those assets (hereafter "Account"). From time to time, the Client may, upon notice to the Adviser, make additions to the Account and may, upon notice to the Adviser, make withdrawals from the Account.


2.          APPOINTMENT STATUS, POWERS OF ADVISER

            (a) Purchase and Sale. Client hereby appoints Adviser to manage the Account on the terms and conditions set forth in this Agreement. Subject to the restrictions set forth in this Agreement, and acting always in conformity with the Investment Policies provided in Paragraph 4, Adviser shall supervise and direct investment of the Account. Client hereby grants the Adviser complete, unlimited and unrestricted discretion and authority to select portfolio securities with respect to the Account including the power to acquire (by purchase, exchange, subscription or otherwise), to hold and dispose (by sale, exchange or otherwise). The Adviser will consult with Client, upon the request of the Client, concerning any transactions it makes with respect to the investment of the Account.

            (b) Limitation on Authority. Except as expressly authorized herein or hereafter from time to time, Adviser shall for all purposes be deemed an independent contractor and shall have no authority to act for or to represent the Client or the Funds in any way or otherwise to be an agent of the Client or the Funds. The activities of Client and Adviser in managing the assets of the Vantagepoint Growth Fund shall in all instances be conducted subject to the supervision and direction of the Board of Directors of the Vantagepoint Funds.

            (c) Voting. Unless otherwise instructed by Client, Adviser shall have discretion to take any action or render any advice with respect to the voting of shares or the execution of proxies solicited from time to time by, or with respect to, the issuers of securities held in the Account. Adviser will report annually to Client regarding such voting.

            (d) Key Personnel. Adviser agrees that the following key personnel have primary responsibility with respect to the investment management of the Account. If the(se) individual(s) is unable to devote sufficient time to maintain primary responsibility of the Account, the Adviser must give Client written advance notice, or prompt notice within three (3) business days, of the name of the person designated by the Adviser to replace or supplement the individual(s). In addition, the Adviser will give Client written notice of the replacement of any employee of the Adviser who has direct supervisory responsibility for the key personnel or who has responsibility for setting investment policy as soon as reasonably practicable.

            Key Personnel:

                               [names]

3.          ACCEPTANCE OF APPOINTMENT

            Adviser accepts the appointment as an investment adviser and agrees to use its best efforts and professional judgment to make timely investment transactions for the Client with respect to the investments of the Account, and to provide the other services required of the Adviser under the provisions of this Agreement.


4.          INVESTMENT POLICIES

            (a) Investment Objectives. Subject to the supervision of the Fund's Board of Directors and the Client, the Adviser shall direct the investments of the Account in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information as filed with the Securities and Exchange Commission on Form N-1A ("Registration Statement"), as currently in effect and as amended or supplemented from time to time, and such other limitations as the Fund or Client may reasonably impose by written notice to the Adviser or as set forth in SCHEDULE A. Client shall give Adviser copies of the Fund's Prospectus and Statement of Additional Information, and any amendments or supplements thereto, as soon a practicable after such documents become available.

            (b) Funds' Agreement and Declaration of Trust. The Adviser will adhere to all specific provisions relating to the investment of the Account established in the Funds' Agreement and Declaration of Trust and Registration Statement, both of which are hereby incorporated by reference and made a part of this Agreement. The Client shall give written notice to the Adviser of any amendments to the Agreement and Declaration of Trust or Registration Statement, which amendments, upon their receipt by the Adviser, shall be binding on the Adviser.

            (c) Investment Adviser Guidelines. The Adviser shall act in accordance with the Fund's Prospectus and Statement or Additional Information, and in accordance with the limitations set forth in the specific statement of Investment Adviser Guidelines, SCHEDULE B, as restated or modified from time to time by the Client in written notice to the Adviser. The Client retains the right, on written notice to the Adviser, to modify any such objectives, guidelines, restrictions, and liquidity requirements in any manner at any time as may be allowed pursuant to the 1940 Act.

            (d) Conflict in Policies. If a conflict in policies or guidelines referenced herein occurs, the Registration Statement shall govern for purposes of this Agreement.

5.          CUSTODY, DELIVERY, RECEIPT OF SECURITIES

            (a) Custody Responsibilities. The Client shall designate one or more custodians to hold the Account. The Custodian, as designated by the Client will be responsible for the custody, receipt and delivery of securities and other assets of the Funds (including the Account), and the Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Funds (including the Account). In the event that any cash or securities of the Funds are delivered to the Adviser, it will promptly deliver the same over to the Custodian, in the name of the Funds.

            (b) Securities Transactions. Unless otherwise required by local custom, all securities transactions for the Account will be consummated by payment to or delivery by the Funds of cash or securities due to or from the Account. The Adviser will make all reasonable efforts to notify the Custodian of all orders to brokers for the Account by 9:00 am EST on the day following the trade date and will affirm the trade within the close of business one (1) business day after the trade date (T+1).

            (c) Tri-Party Agreement. The Adviser is authorized to enter into Tri-Party Repurchase Agreements and sign the standard PSA tri-party agreement (the "Tri-Party Agreement") on behalf of the Client and the subcustodian thereunder is authorized to act as a subcustodian for the Account's assets involved in any tri-party repurchase agreement pursuant to such Tri-Party Agreement.


6.          RECORD KEEPING AND REPORTING

            (a) Records. Adviser will maintain proper and complete records relating to the furnishing of services under this Agreement, including records with respect to the acquisition, holding and disposition of securities for Client that are required of an investment adviser to a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, and the rules thereunder, and in accordance with such reasonable instructions as shall be provided to Adviser by Client from time to time. All records maintained pursuant to this Agreement shall be subject to examination by Client and by persons authorized by it during normal business hours upon reasonable notice. Except as expressly authorized in this Agreement or as required by applicable law, regulation or order of court or as directed by other party in writing, Adviser and Client shall keep confidential the records and other information obtained by reason of this Agreement. Upon termination of this Agreement, Adviser shall promptly, upon demand, return to Client all records Client reasonably believes are necessary in order to discharge its responsibilities to the Funds. Adviser shall be entitled to retain originals or copies of records pursuant to the requirements of applicable laws or regulations.

            (b) Reconciliations. Adviser shall reconcile security and cash positions, and market values on a monthly basis to the Custodian's records and report discrepancies to the Client by ten (10) business days after the end of the month.

            (c) Loss Reimbursement. Adviser shall reimburse the Account for any material error to the Fund's net asset value caused by Adviser's breach of its standard of care set forth in Section 12 that is a direct cause of a delay in the accurate daily pricing of the Fund(s), provided such loss was not the result of action or inaction of other service providers to the Client or the Fund in failing to observe the instructions of the Adviser.

            (d) Reports. Adviser shall furnish Client and the Board of Directors of the Vantagepoint Funds such periodic and special reports and information as either of them may request, including such information as shall be reasonably necessary to evaluate the terms of any advisory agreement between Client and Adviser with respect to the assets of the Vantagepoint Equity Income Fund.

            (e) Other Reports on Request. Adviser shall provide to Client promptly upon request any information available in the records maintained by Adviser relating to the Account.

            (f) Review of Materials. During the term of this Agreement, the Client shall furnish to the Adviser at its principal office all prospectuses, statements of additional information, proxy statements, reports to shareholders, advertising and sales literature or other material prepared for distribution to Fund shareholders or the public, which refer to the Adviser or its clients in any way, prior to the use thereof, and the Client shall not use any such materials if the Adviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. The Client shall ensure that materials prepared by employees or agents of the Client or its affiliates that refer to the Adviser or its clients in any way are consistent with those materials previously approved by the Adviser as referenced in the preceding sentence.


7.          PURCHASE AND SALE OF SECURITIES

            (a) Selection of Brokers. Except to the extent otherwise instructed in writing by Client in acting on behalf of the Fund, (it being understood that Client, acting on behalf of the Fund, may, in its absolute discretion and consistent with the requirements of the 1940 Act and applicable federal securities laws, direct portfolio transactions for which Adviser is responsible to any broker that Client may see fit), Adviser shall place all orders for the purchase and sale of securities on behalf of the Client with brokers or dealers selected by Adviser, but not with a person affiliated with Adviser, as the term "affiliated person" is defined in the Investment Company Act of 1940 (hereafter an "Affiliate"), unless the transaction is in compliance with Rules 17e-1 or 10f-3 under the 1940 Act, as applicable, and the Fund's policies and procedures thereunder, copies of which shall be provided to Adviser.

            (b) Best Execution. In placing such orders, the Adviser will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances. In evaluating the terms available for executing particular transactions for Client and in selecting brokers and dealers to execute such transactions, the Adviser may consider, in addition to commission cost and execution capabilities, the financial stability and reputation of brokers and dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by brokers and dealers. Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer in discharging responsibilities with respect to the Account or to other client accounts as to which it exercises investment discretion.

            (c) Bunching Orders. Client agrees that Adviser may aggregate sales and purchase orders of Account with similar orders being made simultaneously for other accounts managed by Adviser, if in Adviser's reasonable judgment such aggregation shall result in an overall economic benefit or more efficient execution to the Account taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. Client acknowledges that the determination of such economic benefit to the Fund by Adviser represents Adviser's evaluation that the Account is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in a manner the Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.


8.          INVESTMENT FEES

            (a) Fee Schedule. The compensation of the Adviser for its services under this Agreement shall be calculated and paid by the Client from the assets of the Account in accordance with SCHEDULE C hereto.

            (b) For purposes of this section 8 and Schedule C, all payments due to Adviser shall be solely made from the assets of the Vantagepoint Growth Fund.

            (c) Pro Rata Fee. If the Adviser should serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above on the basis of the ending market value of the Account in the month in which the termination occurs and shall be payable on a pro rata basis for the period of the calendar quarter for which it has served as Adviser hereunder.


9.          BEST EFFORTS; NON-EXCLUSIVITY OF SERVICES

            The Adviser shall devote its best efforts and such time as it deems necessary to provide prompt and expert service to the Client. The services of Adviser to be provided to Client hereunder are not to be deemed exclusive and Adviser shall be free to provide similar services for its own account and the accounts of other persons and to receive compensation for such services. Client acknowledges that Adviser and its members, Affiliates and employees, and Adviser's other clients may at any time, have, acquire, increase, decrease, or dispose of positions in the same investments which are at the same time being held, acquired for or disposed of under this Agreement for the Fund. Adviser shall have no obligation to acquire or dispose of a position in any investment pursuant to this Agreement simply because Adviser, its directors, members, Affiliates or employees invest in such a position for its or their own accounts or for the account of another client.


10.         INSIDER TRADING POLICIES AND CODE OF ETHICS

            Adviser hereby represents that it has adopted policies that meet the requirements of Rule 17j-1 under the Investment Company Act of 1940. Copies of such policies shall be delivered to the Client upon request, and any material violation of such policies by personnel of the Adviser who are "access persons" with respect to the Account shall be reported to the Client.


11.         INSURANCE

            At all times during the term of this Agreement, Adviser shall maintain, at its own cost and expense, professional liability insurance for errors, omissions, and negligent acts, in an amount and with such terms as are standard in the financial services industry for an investment adviser managing the amount of aggregate assets managed by Adviser for Client and for the Adviser's other clients.


12.         LIABILITY

            In the absence of any gross negligence, malfeasance, or willful violation of this Agreement, Adviser shall not be liable to Client for honest mistakes of judgment or for action or inaction taken in good faith for a purpose that the Adviser reasonably believes to be in the best interests of the Client or the Fund. However, neither this provision nor any other provision of this Agreement shall constitute a waiver or limitation of any rights which Client may have under federal or state securities laws.


13.         TERM

            This Agreement shall be in effect for an initial term of two years beginning on the Effective Date. This Agreement may be renewed thereafter for successive one-year periods if such renewal is approved annually by the majority of the Fund's Board of Directors, provided that in such event, continuance shall also be approved by a vote of those members of the Funds' Board of Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940.


14.         TERMINATION

            This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon notice to the other in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a twenty (20) day period after notice of such breach, or otherwise by Adviser upon sixty (60) days' written notice to the Client or by Client upon 30 days' written notice to Adviser, except that this Agreement shall automatically terminate in the event of its assignment, as provided in Paragraph 19, at the discretion of the Client in the event of Adviser's change in control as provided in Paragraph 19, upon the termination of the Funds, or upon termination of Client's advisory agreement with the Funds. Any termination in accordance with the terms of this Agreement shall not cause the payment of any penalty. Any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

15.         REPRESENTATIONS

            (a) Adviser hereby confirms to Client that Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of Adviser has been duly authorized and, upon execution and delivery, this Agreement will be binding upon Adviser in accordance with its terms.

            (b) Client hereby confirms to Adviser that it is registered as an investment adviser under the Investment Advisers Act of 1940, that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of Client has been fully authorized and, upon execution and delivery, this Agreement will be binding upon Client in accordance with its terms.

            (c) Adviser hereby acknowledges that the Vantagepoint Funds is registered as an open-end investment company under the 1940 Act and is subject to taxation as a regulated investment company under Subchapter M and the regulations promulgated thereunder of the Internal Revenue Code. Adviser hereby represents that it is familiar with the requirements of such laws and the rules and regulations thereunder as they apply to the Vantagepoint Funds and has systems and procedures in place reasonably designed to permit Adviser, Client, and the Vantagepoint Funds to comply with such requirement.


16.         NOTICES

            Notices or other notifications given or sent under or pursuant to this Agreement shall be in writing and be deemed to have been given or sent if delivered to the party at its address listed below in person or by telex or telecopy receipt of which is confirmed or by mail or by registered mail, return receipt requested. The addresses of the parties are:

                          CLIENT:
                           Vantagepoint Investment Advisers, LLC
                          Attention:  Legal Department
                          c/o ICMA Retirement Corporation
                          777 North Capitol Street, NE, Ste. 600
                          Washington, D.C. 20002-4240

                          ADVISER:                                        "
                          Brown Capital, Inc.
                          Attention:
                          [address]

            Each party may change its address by giving notice as herein required.


17.         SOLE INSTRUMENT

            This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations or representations not expressly set forth in this Agreement are of no force or effect.


18.         WAIVER OR MODIFICATION

            No waiver or modification of this Agreement shall be effective unless reduced to a written document signed by the party to be charged. No failure to exercise and no delay in exercising, on the part of any party hereto, of any right, remedy, power or privilege hereunder, shall operate as a waiver thereof. Only the Chief Executive Officer, has authority on behalf of Client to modify or waive any of the provisions of the Agreement. It is understood that certain material amendments may require approval of the Funds shareholders.


19.         ASSIGNMENT AND CHANGE IN CONTROL

            This Agreement shall automatically terminate in the event of its assignment. Adviser agrees to provide immediate written notice in the event of a change in control. Such a change in control will entitle, but not require, the Client to terminate the Agreement immediately or upon notice.


20.         COUNTERPARTS

            This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

21.         CHOICE OF LAW

            This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.


22.         YEAR 2000 STATEMENT

            Adviser certifies that it has taken the steps to address the Year 2000 problem that are set forth in Adviser's SEC Form ADV-Y2K, a copy of which has been filed with the SEC and provided to Client. Any subsequent SEC filings regarding this issue shall be provided to Client.


23.         VANTAGEPOINT FUNDS AS PARTY TO AGREEMENT

            For purposes of Sections 8 (Fees), 12 (Liability), 13 (Term), 14 (Termination), 15 (Representations), 16 (Notices), 18 (Waiver or Modification), 19 (Assignment and Change in Control), and 22 (Year 2000 Statement) of the Agreement, as well as for purposes of Schedule C of the Agreement, the Vantagepoint Funds is hereby made a party to the Agreement and shall be entitled to all notices, protections and rights set forth in those Sections and in Schedule C to which Client is entitled.

IN WITNESS WHEREOF, THE PARTIES HERETO EXECUTE THIS AGREEMENT ON          , 199
and make it effective on the date set forth.


CLIENT                                              ADVISER
Vantagepoint                                        Brown Capital, Inc.
Investment Advisers, LLC

by:                                                 by:


-------------------------                           ----------------------
(signature)                                         (signature)



-------------------------                           ----------------------
Girard Miller, President                            (name, title)


Date:                                               Date:


FUNDS
The Vantagepoint Funds

by:

---------------------------
Girard Miller, President



Date:

                                                                       EXHIBIT D



                            TUKMAN CAPITAL MANAGEMENT

                          PRINCIPAL EXECUTIVE OFFICERS



NAME                                           TITLE

Melvin T. Tukman                               President

Daniel Grossman                                Vice President

Cary Zellerback                                Director, Client Services

                                                                       EXHIBIT E



                           TCW FUNDS MANAGEMENT, INC.

                          PRINCIPAL EXECUTIVE OFFICERS




NAME                               TITLE

Marc I. Stern                      Chairman

Thomas E. Larkin, Jr.              Vice Chairman

Alvin R. Albe, Jr.                 Executive Vice President

Michael E. Cahill                  Secretary & General Counsel

Hillary Gillion Darcylord          Managing Director

William C. Sonneborn               Managing Director, Chief Financial Officer

                                                                       EXHIBIT F



                         BROWN CAPITAL MANAGEMENT, INC.

                          PRINCIPAL EXECUTIVE OFFICERS



NAME                                             TITLE

Eddie C. Brown                                   President

Robert E. Hall                                   Senior Vice President

Noreen A. Frost                                  Vice President

Stephon A. Jackson                               Vice President

Keith A. Lee                                     Vice President

Edward Ramos                                     Vice President

                             THE VANTAGEPOINT FUNDS

                                   GROWTH FUND

                       SPECIAL MEETING OF THE SHAREHOLDERS


                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
           THE SPECIAL MEETING OF THE SHAREHOLDERS, SEPTEMBER 30, 1999



            The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Girard Miller and Paul Breault as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Growth Fund (the "Fund") of The Vantagepoint Funds ("The Trust") to be held in the headquarters of the ICMA Retirement Corporation, 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, on Thursday, September 30, 1999, at 9:30 am (Eastern Time), and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of the Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed subadvisory agreements (the "Subadvisory Agreements") between Vantagepoint Investment Advisers, LLC, ("VIA"), the Fund, and Tukman Capital Management, Inc. ("Tukman"), Brown Capital Management ("Brown") and TCW Funds Management, Inc. ("TCW"), respectively, and in accordance with their own judgement, any other matters properly brought before the Meeting.

THE BOARD OF DIRECTORS OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

            Proposal 1: Approve the Subadvisory Agreement between the Fund, VIA and Tukman:

            For   [ ]               Against     [ ]            Abstain     [ ]


            Proposal 2: Approve the Subadvisory Agreement between the Fund, VIA and Brown:

            For   [ ]               Against     [ ]            Abstain     [ ]


            Proposal 3: Approve the Subadvisory Agreement between the Fund, VIA and TCW:

            For   [ ]               Against     [ ]            Abstain     [ ]



THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

            The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on the Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.



Dated:      ___________________________, 1999






                                                --------------------------------
                                                     Signature of Shareholder




                                                --------------------------------
                                                     Signature (Joint Owners)




PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.